UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2023

SS INNOVATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	333-216054	47-3478854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 SE 15th Street, #512 Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 478-1410

Avra Medical Robotics, Inc.

3259 Progress Drive

Orlando, FL 32826

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), the terms “SSII,” “the Company,” “we,” “us” and “our” refer to SS Innovations International, Inc. f/k/a Avra Medical Robotics, Inc. and its subsidiaries.

Item 7.01 Regulation FD Disclosure.

On July 10, 2023, SSII issued a press release announcing that it has been invited to present at the Emerging Growth Conference on Wednesday July 12, 2023 at 10:50am ET. A copy of the press release is attached as Exhibit 99.1 to this Report.

The Emerging Growth Conference is a live, interactive online event that gives existing shareholders and the investment community the opportunity to interact in real time with Dr. Sudhir Srivastava, CEO, Chairman and Founder of SS Innovations and a pioneer in robotic cardiothoracic surgery.

Dr. Srivastava will present a corporate overview introducing the Company’s innovative flagship SSI Mantra surgical robotic system that is currently being utilized to perform successfully in a wide array of surgical specialties including Cardiovascular, Thoracic, Head and Neck, Gynecology, Urology, General Surgery, and very complex robotic cancer operations.

Questions may be submitted in advance to Questions@EmergingGrowth.com or participants may ask questions during the event. Dr. Srivastava will respond to as many questions as possible.

If you wish to attend the conference please register here to ensure you are able to attend the conference and receive any updates that are released: https://goto.webcasts.com/starthere.jsp?ei=1603282&tp_key=1cd1dcc46a&sti=avra_medical

If you are not able to join the event live on the day of the conference, an archived webcast will also be made available after the event on EmergingGrowth.com and on the Emerging Growth YouTube Channel: http://www.YouTube.com/EmergingGrowthConference.

The foregoing information, including the press release attached as Exhibit 99.1 to this Report, is being furnished pursuant to Item 7.01 of this Current Report and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1*	Press Release, dated July 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2023	SS INNOVATIONS INTERNATIONAL, INC.

	By:	/s/ Sudhir Srivastava
Sudhir Srivastava, M.D. Chairman and Chief Executive Officer

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